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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 8 to the registration statement on Form N-4 (No. 333-20343) (the "Registration Statement") of our report dated February 13, 2003, relating to the financial statements of First Fortis Life Insurance Company, which are incorporated by reference in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
May 15, 2003